ZIEGLER FLOATING RATE FUND
Class A (ZFLAX)
Class C (ZFLCX)
Institutional Class (ZFLIX)

Supplement dated July 31, 2017 to the
Summary Prospectus, Prospectus and Statement of Additional Information ("SAI")
dated January 31, 2017

On June 22, 2017, Valcour Capital Holdings LLC ("VCH"), which is sole owner of Valcour Capital Management LLC ("VCM"), the current sub-adviser to the Ziegler Floating Rate Fund (the "Fund"), a series of the Trust for Advised Portfolios ("Trust") announced that it had reached an agreement, subject to meeting certain closing conditions, to be sold on July 31, 2017 to Pretium Partners, LLC ("Transaction").  The Transaction caused the current investment sub-advisory agreement between VCM and Ziegler Capital Management, LLC ( "Adviser"), the investment adviser to the Fund, to terminate as a result of the change in ownership and control of VCM and resulting assignment of the sub-advisory agreement under the Investment Company Act of 1940 Act, as amended (the "1940 Act").  There will be no change in the Fund's investment objective, strategies or risks as a result of the Transaction.

Shareholders of the Fund will be asked to vote on the approval of a new investment sub-advisory agreement for the Fund at a special shareholder meeting to be held on or about September 29, 2017.  Proxy voting information and other important materials will be mailed to shareholders on or about August 31, 2017.

To avoid any disruption during the period between the closing of the Transaction and the shareholder meeting, the Board of Trustees of the Trust ("Board" or "Trustees"), including a majority of the Trustees who are not "interested persons" of the Trust (as defined under the 1940 Act), met in-person at a special Board meeting on June 19, 2017 ("Board Meeting") and approved an interim investment sub‑advisory agreement between the Adviser and VCM that is expected to take effect upon closing of the Transaction, which is expected to occur on or about July 31, 2017.  Except for provisions required by Rule 15a‑4 under the 1940 Act, the interim agreement contains the same terms and conditions as the prior investment sub-advisory agreement. At the Board Meeting, the Board also approved the new investment sub-advisory agreement, subject to shareholder approval at the special shareholder meeting, which is not materially different than the prior sub-advisory agreement, nor are there any material differences in VCM's obligations under the new agreement.

In addition, simultaneous with the closing of the Transaction, Joseph Schlim no longer serves as a portfolio manager to the Fund. Accordingly, as of July 31, 2017, please disregard all references to Mr. Schlim in the Summary Prospectus, Prospectus and SAI. The three other portfolio managers, George Marshman, John D'Angelo, and Scott Roberts, will continue to manage the Fund after that date.

Please retain this Supplement with the Summary Prospectus, Prospectus and SAI.